UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 9, 2015

(Date of earliest event reported)

COHBAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55334	26-1299952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1455 Adams Drive, Suite 2050

Menlo Park, CA 94025

(Address of principal executive offices and zip code)

(415) 388-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

COHBAR, INC.

FORM 8-K

Item 7.01	Regulation FD Disclosure

On June 9, 2015, CohBar, Inc. (the “Company”) posted a presentation titled, “CohBar Annual Shareholder Presentation” on its website, www.cohbar.com, under the heading “Investor Relations.” The presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The presentation will be delivered to stockholders in attendance at the Company’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”) on June 9, 2015. The Annual Meeting will be a virtual meeting, conducted via live webcast on the Internet. The presentation provides an overview of the Company’s strategy, research and future objectives.

The information in this Item 7.01 and in the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

99.1	“CohBar Annual Shareholder Presentation,” dated June 9, 2015.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHBAR, INC.
(Registrant)

June 9, 2015	By:	/s/ Jeffrey F. Biunno
(Date)		Jeffrey F. Biunno
Chief Financial Officer